UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2012

Southcross Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1700 Pacific Avenue

Suite 2900
Dallas, Texas 75201
(Address of principal executive office) (Zip Code)

(214) 979-3700
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 7, 2012, Southcross Energy Partners, L.P. (the “Partnership”) completed its initial public offering (the “Offering”) of 9,000,000 common units representing limited partner interests in the Partnership (“Common Units”), at $20.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-180841), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on April 20, 2012, including a prospectus (the “Prospectus”) filed with the Commission on November 2, 2012 pursuant to rule 424(b).

Contribution Agreement

The description of the Contribution Agreement provided below under Item 2.01 (and as defined therein) is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Credit Agreement

On November 7, 2012, in connection with the closing of the Offering, the Partnership entered into a second amended and restated $350 million senior secured credit facility with Wells Fargo Bank, National Association, as administrative agent, and a syndicate of lenders (the “Second Amended and Restated Credit Agreement”).  The Second Amended and Restated Credit Agreement matures on the fifth anniversary of the closing date of the Offering.  The new credit facility will be available to fund fees and expenses incurred in connection with the Offering and the amended and restated credit facility, working capital requirements and capital expenditures, the purchase of assets, the payment of distributions and repurchase of units and general partnership purposes. In addition, the Second Amended and Restated Credit Agreement includes a sublimit up to $75 million for letters of credit.  Substantially all of the Partnership’s assets are pledged as collateral under the Second Amended and Restated Credit Agreement.

The Second Amended and Restated Credit Agreement contains various covenants and restrictive provisions and also requires maintenance of certain financial covenants as follows:

•                                          prior to exercising a one-time covenant election in connection with the issuance of certain unsecured notes, a consolidated total leverage ratio (as defined in the Second Amended and Restated Credit Agreement) of not more than 5.25 to 1.00 with step downs as set forth in the Second Amended and Restated Credit Agreement and a consolidated interest coverage ratio (as defined in the Second Amended and Restated Credit Agreement) of not less than 2.75 to 1.00. The requirement to maintain a certain consolidated total leverage ratio is subject to a provision for increases to 5.00 to 1.00 in connection with certain future acquisitions; and

•                                          upon exercising a one-time covenant election in connection with the issuance of certain unsecured notes, a consolidated total leverage ratio (as defined in the Second Amended and Restated Credit Agreement) of not more than 5.25 to 1.00, a consolidated senior secured leverage ratio of not more than 3.50 to 1.00 and a consolidated interest coverage ratio (as defined in our Second Amended and Restated Credit Agreement) of not less than 2.75 to 1.00.

Loans under the credit facility will bear interest at the Partnership’s option at either:

•                                          a Base Rate, which will be the highest of (i) the federal funds rate in effect on such day plus 0.50%, (ii) the administrative agent’s prime rate in effect on such day and (iii) one-month LIBOR plus 1.0%, in each case, plus an applicable margin ranging from 2.00% to 3.25% based on the Partnership’s consolidated total leverage ratio; or

•                                          LIBOR plus an applicable margin ranging from 1.00% to 2.25% based on the Partnership’s consolidated total leverage ratio.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Credit Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

As more fully described in the section entitled “Certain Relationships and Related Party Transactions” of the Prospectus, which section is incorporated herein by reference, Southcross Energy Partners GP, LLC, the general partner of the Partnership (the “General Partner”), is controlled by Southcross Energy LLC (“Holdings”), which is ultimately controlled by Charlesbank Capital Partners, LLC and its affiliated investment funds (collectively, “Charlesbank”) and members of our management.  Charlesbank owns 89.2% of the equity interests in Holdings and indirectly controls the General Partner. As of November 7, 2012, Charlesbank indirectly owns an aggregate of 2,738,083 Common Units and 10,406,083 subordinated units representing limited partner interests in the Partnership (“Subordinated Units”), representing a combined 53.8% limited partner interest in the Partnership. The General Partner also owns a 2.0% general partner interest in the Partnership, represented by 498,518 general partner units.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Contribution Agreement

On November 7, 2012, in connection with the closing of the Offering, the following transactions, among others, occurred pursuant to a contribution, conveyance and assumption agreement (the “Contribution Agreement”) by and among the General Partner, the Partnership, Southcross Energy Operating, LLC (“Southcross Operating”) and Holdings:

•                                          Holdings conveyed all of its limited liability company interests in Southcross Energy GP LLC and Southcross Energy LP LLC to Southcross Operating as a capital contribution;

•                                          Holdings conveyed a limited liability company interest in Southcross Operating to the General Partner as a capital contribution with a value equal to 2.0% of the equity value of the Partnership (the “GP Contribution Interest”);

•                                          the General Partner conveyed the GP Contribution Interest to the Partnership in exchange for (i) 498,518 general partner units in the Partnership representing a continuation of its 2.0% general partner interest in the Partnership and (ii) the Incentive Distribution Rights (as defined in the Partnership Agreement (as defined below)) in the Partnership;

•                                          Holdings conveyed its remaining limited liability company interest in Southcross Operating to the Partnership in exchange for (i) 3,213,713 Common Units representing a 12.9% limited partner interest in the Partnership, (ii) 12,213,713 Subordinated Units representing a 49.0% limited partner interest in the Partnership, (iii) the assumption by the Partnership of Holdings’ outstanding debt, (iv) the right to receive $7.5 million sourced from new debt incurred by the Partnership and (v) the right to receive $38.5 million in cash, a portion of which will be used to reimburse Holdings for certain capital expenditures it incurred with respect to assets it contributed to the Partnership;

•                                          the public, through the underwriters, contributed $180,000,000 in cash (or $168,030,000, net of the underwriters’ discount of $11,250,000 and a structuring fee of $720,000 payable to Citigroup Global Markets Inc. and Wells Fargo Securities, LLC) to the Partnership in exchange for the issuance of 9,000,000 Common Units;

•                                          the Partnership redeemed the initial limited partner interests of Holdings and refunded Holdings’ initial contribution of $980, as well as any interest or other profit that may have resulted from the investment or other use of such initial capital contribution to Holdings, in proportion to such initial contribution; and

•                                          the agreement of limited partnership of the Partnership and the limited liability company agreement of the General Partner were amended and restated to the extent necessary to reflect the applicable matters set forth above and contained in the Contribution Agreement.

Pursuant to the Contribution Agreement, upon any exercise of the Over-Allotment Option (as defined in the Contribution Agreement), the Partnership will use the net proceeds from that exercise to redeem from Holdings the number of Common Units issued upon such exercise.

As noted in Item 1.01 above, the Partnership has certain relationships with certain parties to the Contribution Agreement.  The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuances of equity securities by the Partnership on November 7, 2012, in connection with the consummation of the transactions contemplated by the Contribution Agreement, is incorporated in this Item 3.02 by reference. Certain of the foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2012 Long-Term Incentive Plan

In connection with the Offering, the board of directors of the General Partner (the “Board”) adopted the Southcross Energy Partners, L.P. 2012 Long-Term Incentive Plan (the “LTIP”) for officers, employees, consultants and directors of the Partnership, the General Partner and the Partnership’s subsidiaries. The Partnership reserved 1,750,000 Common Units for issuance pursuant to and in accordance with the LTIP.

The LTIP provides for the grant, from time to time at the discretion of the Board, of unit awards, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights and other unit-based awards. The LTIP limits the number of Common Units that may be delivered pursuant to awards under the LTIP to 1,750,000 Common Units. Common units cancelled or forfeited will be available for delivery pursuant to other awards. The LTIP will be administered by the Board or a designated committee thereof.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of Southcross Energy Partners, L.P.

On November 7, 2012, in connection with the closing of the Offering, the Partnership amended and restated its agreement of limited partnership and entered into its First Amended and Restated Agreement of Limited Partnership (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the Prospectus in the section entitled “Provisions of Our Partnership Agreement Relating to Cash Distributions” and “The Partnership Agreement” and is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Limited Liability Company Agreement of Southcross Energy Partners GP, LLC

On November 7, 2012, in connection with the closing of the Offering, the General Partner amended and restated its limited liability company agreement (as amended and restated, the “LLC Agreement”). The amendments to the LLC Agreement include provisions regarding, among other things, the issuance of additional classes of limited liability company interests, the rights of the members of the General Partner, distributions and allocations and management by the Board.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	First Amended and Restated Agreement of Limited Partnership of Southcross Energy Partners, L.P., dated as of November 7, 2012.
3.2	Amended and Restated Limited Liability Company Agreement of Southcross Energy Partners GP, LLC, dated as of November 7, 2012.
10.1

Contribution, Conveyance and Assumption Agreement, dated as of November 7, 2012, by and among Southcross Energy Partners GP, LLC, Southcross Energy Partners, L.P., Southcross Energy Operating, LLC and Southcross Energy LLC.

10.2

Second Amended and Restated Credit Agreement dated as of November 7, 2012 among Southcross Energy Partners, L.P. as borrower, Wells Fargo Bank, N.A., as Administrative Agent, Citibank, N.A. and SunTrust Bank, as Co-Syndication Agents, Barclays Bank PLC, JPMorgan Chase Bank, N.A., and Compass Bank, as Co-Documentation Agents and the Lenders party thereto.

10.3	Southcross Energy Partners, L.P. 2012 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southcross Energy Partners, L.P.

	By:	Southcross Energy Partners GP, LLC,
its general partner

Dated: November 13, 2012	By:	/s/ David W. Biegler
		Name:	David W. Biegler
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	First Amended and Restated Agreement of Limited Partnership of Southcross Energy Partners, L.P., dated as of November 7, 2012.
3.2	Amended and Restated Limited Liability Company Agreement of Southcross Energy Partners GP, LLC, dated as of November 7, 2012.
10.1

Contribution, Conveyance and Assumption Agreement, dated as of November 7, 2012, by and among Southcross Energy Partners GP, LLC, Southcross Energy Partners, L.P., Southcross Energy Operating, LLC and Southcross Energy LLC.

10.2

Second Amended and Restated Credit Agreement dated as of November 7, 2012 among Southcross Energy Partners, L.P. as borrower, Wells Fargo Bank, N.A., as Administrative Agent, Citibank, N.A. and SunTrust Bank, as Co-Syndication Agents, Barclays Bank PLC, JPMorgan Chase Bank, N.A., and Compass Bank, as Co-Documentation Agents and the Lenders party thereto.

10.3	Southcross Energy Partners, L.P. 2012 Long-Term Incentive Plan.